                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [X]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [ ]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                       SELIGMAN TAX-EXEMPT FUND SERIES, INC.
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                  SELIGMAN NEW JERSEY TAX-EXEMPT FUND, INC.
                SELIGMAN PENNSYLVANIA TAX-EXEMPT FUND SERIES
                   SELIGMAN TAX-EXEMPT FUND SERIES, INC.

National Tax-Exempt Series, Colorado Tax-Exempt Series, Georgia Tax-Exempt Series, Louisiana Tax-Exempt Series, Maryland Tax-Exempt Series, Massachusetts Tax-Exempt Series, Michigan Tax-Exempt Series, Minnesota Tax-Exempt Series, Missouri Tax-Exempt Series, New York Tax-Exempt Series, Ohio Tax-Exempt Series,
         Oregon Tax-Exempt Series and South Carolina Tax-Exempt Series

                           SELIGMAN TAX-EXEMPT SERIES TRUST

California  Tax-Exempt High-Yield Series,  California Tax-Exempt Quality Series,
         Florida Tax-Exempt Series and North Carolina Tax-Exempt Series
                   100 Park Avenue, New York, New York 10017
      Toll-Free Telephone: (800) 221-2450 -- All continental United States

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 1996

To the Shareholders:

     A Joint Special Meeting of Shareholders (the 'Meeting') of Seligman New Jersey Tax-Exempt Fund, Inc., a Maryland corporation, Seligman Pennsylvania Tax-Exempt Fund Series, a Pennsylvania business trust, Seligman Tax-Exempt Fund Series, Inc., a Maryland corporation and Seligman Tax-Exempt Series Trust, a Massachusetts business trust (the 'Funds'), will be held at the offices of the Funds, 100 Park Avenue, New York, New York 10017 on September 30, 1996 at 9:00 A.M., for the following purposes:

     (1) To elect thirteen Directors or Trustees, as applicable, for each Fund;

     (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as independent auditors of each Fund for fiscal 1996;

     (3) To act on a proposal to eliminate a fundamental investment policy of each Fund or series of a Fund in order to permit the investment of any portion of net assets in securities subject to the federal alternative minimum tax; and

     (4) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

     The close of business on August 1, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                         By order of the Boards of Directors and
                                         Trustees,

                                            Frank J. Nasta

                                                               Secretary

Dated: New York, New York, August 12, 1996
                               ------------------

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

PLEASE INDICATE YOUR VOTING  INSTRUCTIONS ON THE ENCLOSED  PROXY CARD, DATE  AND
   SIGN IT, AND RETURN IT IN THE ENVELOPE  PROVIDED,  WHICH IS ADDRESSED FOR
      YOUR  CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
        IN ORDER TO AVOID THE  ADDITIONAL EXPENSE OF  FURTHER SOLICITATION,
          WE  ASK  YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.  A
           PROXY WILL  NOT BE REQUIRED  FOR ADMISSION TO THE MEETING.

                                                                 August 12, 1996

                      SELIGMAN NEW JERSEY TAX-EXEMPT FUND, INC.
                     SELIGMAN PENNSYLVANIA TAX-EXEMPT FUND SERIES
                        SELIGMAN TAX-EXEMPT FUND SERIES, INC.

National Tax-Exempt Series, Colorado Tax-Exempt Series, Georgia Tax-Exempt Series, Louisiana Tax-Exempt Series, Maryland Tax-Exempt Series, Massachusetts Tax-Exempt Series, Michigan Tax-Exempt Series, Minnesota Tax-Exempt Series, Missouri Tax-Exempt Series, New York Tax-Exempt Series, Ohio Tax-Exempt Series,
         Oregon Tax-Exempt Series and South Carolina Tax-Exempt Series

                               SELIGMAN TAX-EXEMPT SERIES TRUST

California  Tax-Exempt High-Yield Series,  California Tax-Exempt Quality Series,
         Florida Tax-Exempt Series and North Carolina Tax-Exempt Series
                   100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                PROXY STATEMENT
                                    FOR THE
     JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 1996

     This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Boards of Directors and Trustees of Seligman New Jersey Tax-Exempt Fund, Inc. (the 'New Jersey Fund'), Seligman Pennsylvania Tax-Exempt Fund Series (the 'Pennsylvania Fund'), Seligman Tax-Exempt Fund Series, Inc. (the 'Tax-Exempt Fund') and Seligman Tax-Exempt Series Trust (the 'Tax-Exempt Trust') (collectively, the 'Funds') to be used at the Joint Special Meeting of Shareholders (the 'Meeting') to be held in New York, New York on September 30, 1996.

     The Tax-Exempt Fund and the Tax-Exempt Trust each offer shares of separate series, each of which is a separate pool of assets constituting, in effect, a separate fund with its own investment objective and policies. The Tax-Exempt Fund offers the Seligman National Tax-Exempt Series and the following twelve state series: Seligman Colorado Tax-Exempt Series, Seligman Georgia Tax-Exempt Series, Seligman Louisiana Tax-Exempt Series, Seligman Maryland Tax-Exempt Series, Seligman Massachusetts Tax-Exempt Series, Seligman Michigan Tax-Exempt Series, Seligman Minnesota Tax-Exempt Series, Seligman Missouri Tax-Exempt Series, Seligman New York Tax-Exempt Series, Seligman Ohio Tax-Exempt Series, Seligman Oregon Tax-Exempt Series and Seligman South Carolina Tax-Exempt Series. The Tax-Exempt Trust offers the following four state series: Seligman California Tax-Exempt High-Yield Series, Seligman California Tax-Exempt

Quality Series, Seligman Florida Tax-Exempt  Series and Seligman North  Carolina
Tax-Exempt   Series  (the  National  Tax-Exempt  Series  and  all  state  series collectively, the 'Series').

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you give no instructions, your shares will be voted, on behalf of the respective shareholders of each Fund or Series, (i) for the election of thirteen Directors or Trustees, as applicable, (ii) for the ratification of the selection of auditors, (iii) for the elimination of a fundamental investment policy in order to permit the investment of any portion of net assets in securities subject to the federal alternative minimum tax, and, at the discretion of the Proxy holders, on any other matter which may properly come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Funds (Attention: the Secretary) or by notice at the Meeting at any time prior to the time it is voted.

     The close of business on August 1, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, each Fund or Series had shares of Capital Stock outstanding and entitled to vote as follows:

FUND OR SERIES                                               SHARES
- ------------------------------------------------------   ----------

New Jersey Fund
Pennsylvania Fund
National Series
Colorado Series
Georgia Series
Louisiana Series
Maryland Series
Massachusetts Series
Michigan Series
Minnesota Series
Missouri Series
New York Series
Ohio Series
Oregon Series
South Carolina Series
California High-Yield Series
California Quality Series
Florida Series
North Carolina Series

     The Meeting is scheduled as a joint meeting of shareholders of the respective Funds because the shareholders of all the Funds are to consider and vote on similar matters. In the event that any shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the Meeting with respect to such Fund to a time immediately after the Meeting, so that the Meeting of such Fund may be held separately, the persons named as proxies will vote in favor of such adjournment.

     Shareholders of each Fund will vote separately on each proposal and on any other matters that may arise for such Fund, and the vote of the shareholders of one Fund will not affect the vote of the shareholders of any other Fund. Additionally, shareholders of each Series of the Tax-Exempt Fund and the Tax-Exempt Trust will vote separately with respect to Proposal 3, and the vote of the shareholders of one Series will not affect the vote of the shareholders of any other Series of the same Fund.

     Each share outstanding on the record date will be entitled to one vote at the Meeting. For any matter on which the vote of a 'majority of the outstanding voting securities' of a Fund or Series is required, an abstention or broker non-vote will have the same effect as a vote against the proposal. For all matters on which the affirmative vote of a majority of the votes cast is required and for the election of Directors or Trustees, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is represented and, with respect to Proposal 3, whether a 'majority of the outstanding voting securities' is represented at the Meeting.

     A quorum for the New Jersey Fund and the Tax-Exempt Fund (or Series thereof) will consist of one-third of the shares outstanding and entitled to vote. A quorum for the Pennsylvania Fund and the Tax-Exempt (or Series thereof) Trust will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting for a Fund or Series or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Joint Special Meeting with respect to a Fund or Series are not received by September 30, 1996, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund or Series with no other notice than an announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

     The Funds' investment adviser is J. & W. Seligman & Co. Incorporated (the 'Manager'). The Funds' shareholder service agent is Seligman Data Corp. and the Funds' distributor (principal underwriter) is Seligman Financial Services, Inc. The address of each of these entities is 100 Park Avenue, New York, New York 10017. The Funds will furnish, without charge, copies of their most recent annual reports and semi-annual reports to any shareholder upon request to Seligman Data Corp. at 1-800-221-2450.

     It is expected that the Notice of Joint Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about August 12, 1996.

                     A. ELECTION OF DIRECTORS OR TRUSTEES.
                                  (Proposal 1)

     Each Fund's Board is presently comprised of thirteen Directors or Trustees. At the Meeting, these Directors or Trustees, as applicable, will be nominated for election to hold office until the next meeting at which Director or Trustee elections are held or until their successors are elected and qualify. Each nominee has been recommended by the Director or Trustee Nominating Committee of the Board of each Fund.

     It is the intention of the persons named in the accompanying form of Proxy to vote for the election of Fred E. Brown, General John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James
N. Whitson and Brian T. Zino, all of whom were previously elected by shareholders (except for General Galvin and Messrs. McPherson, Whitson and Zino) and are presently members of each Board.

     Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director or Trustee, but if that should occur before the Meeting, Proxies will be voted for the persons each Fund's Board nominates.

                                                                                     SHARES OF THE FUNDS'
                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION             CAPITAL STOCK
     NOMINEE, YEAR         THE NOMINEES DESIGNATED BY ASTERISK (*) ARE 'INTERESTED       BENEFICIALLY
     FIRST BECAME A         PERSONS' OF EACH FUND (AS THAT TERM IS DEFINED IN THE     OWNED, DIRECTLY OR
 DIRECTOR OR TRUSTEE OF      INVESTMENT COMPANY ACT OF 1940, AS AMENDED) BECAUSE      INDIRECTLY, AS OF
  EACH FUND AND (AGE)                   OF THEIR STATED ASSOCIATIONS.                   JULY 26, 1996
- ------------------------  --------------------------------------------------------   -------------------

     Fred E. Brown*       DIRECTOR OR TRUSTEE, VARIOUS ORGANIZATIONS, NEW YORK, NY.    27,516 National
     1987 - NJ Fund       Mr.  Brown  is  a  Director or  Trustee  of  each  of the
     1986 - PA Fund       Seligman Group investment companies;`D' Director of,  and
   1983 - Tax-Ex Fund     Consultant  to,  J.  & W.  Seligman  &  Co. Incorporated;
  1984 - Tax-Ex Trust     Director  of  Seligman   Financial  Services,  Inc.   and
          (83)            Seligman  Services,  Inc.,  and  Trustee  of  Lake Placid
                          Education Foundation, Lake Placid Center for the Arts and
        [Photo]           Trudeau Institute, Inc.;  formerly, Director of  J. &  W.
                          Seligman Trust Company and Seligman Securities, Inc.

                                                                                     SHARES OF THE FUNDS'
                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION             CAPITAL STOCK
     NOMINEE, YEAR         THE NOMINEES DESIGNATED BY ASTERISK (*) ARE 'INTERESTED       BENEFICIALLY
     FIRST BECAME A         PERSONS' OF EACH FUND (AS THAT TERM IS DEFINED IN THE     OWNED, DIRECTLY OR
 DIRECTOR OR TRUSTEE OF      INVESTMENT COMPANY ACT OF 1940, AS AMENDED) BECAUSE      INDIRECTLY, AS OF
  EACH FUND AND (AGE)                   OF THEIR STATED ASSOCIATIONS.                   JULY 26, 1996
- ------------------------  --------------------------------------------------------   -------------------
     John R. Galvin       DEAN OF THE FLETCHER SCHOOL OF LAW AND DIPLOMACY AT TUFTS      132 National
    1995 - All Funds      UNIVERSITY,  MEDFORD, MA.  General Galvin  is Director or
                          Trustee  of  each  of   the  Seligman  Group   investment
          (67)            companies;`D'   Chairman  of  the   American  Council  on
                          Germany;  a   Governor  of   the  Center   for   Creative
        [Photo]           Leadership;  Director  of USLIFE,  National  Committee on
                          U.S. - China Relations,  National Defense University  and
                          the  Institute  for Defense  Analysis; and  Consultant of
                          Thomson CSF; formerly, Ambassador, U.S. State Department,
                          Distinguished Policy Analyst at Ohio State University and
                          Olin Distinguished Professor of National Security Studies
                          at the United States Military Academy. From June 1987  to
                          June  1992, he  was the Supreme  Allied Commander, Europe
                          and  the  Commander-in-Chief,   United  States   European
                          Command.

    Alice S. Ilchman      PRESIDENT,  SARAH LAWRENCE  COLLEGE, BRONXVILLE,  NY. Dr.         253 NY
    1991 - All Funds      Ilchman is a Director or Trustee of each of the  Seligman
          (61)            Group    investment   companies;`D'   Chairman   of   The
                          Rockefeller Foundation;  and Director  of NYNEX  and  The
        [Photo]           Committee  for Economic Development; formerly, Trustee of
                          The  Markle  Foundation  and  Director  of  International
                          Research & Exchange Board.

                                                                                     SHARES OF THE FUNDS'
                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION             CAPITAL STOCK
     NOMINEE, YEAR         THE NOMINEES DESIGNATED BY ASTERISK (*) ARE 'INTERESTED       BENEFICIALLY
     FIRST BECAME A         PERSONS' OF EACH FUND (AS THAT TERM IS DEFINED IN THE     OWNED, DIRECTLY OR
 DIRECTOR OR TRUSTEE OF      INVESTMENT COMPANY ACT OF 1940, AS AMENDED) BECAUSE      INDIRECTLY, AS OF
  EACH FUND AND (AGE)                   OF THEIR STATED ASSOCIATIONS.                   JULY 26, 1996
- ------------------------  --------------------------------------------------------   -------------------
   Frank A. McPherson     CHAIRMAN  OF  THE  BOARD  AND  CHIEF  EXECUTIVE  OFFICER,      133 National
    1995 - All Funds      KERR-MCGEE CORPORATION, OKLAHOMA CITY, OK. Mr.  McPherson
          (63)            is  a Director or  Trustee of each  of the Seligman Group
                          investment  companies;`D'   Director  of   Kimberly-Clark
        [Photo]           Corporation,  Bank of Oklahoma  Holding Company, American
                          Petroleum Institute, Oklahoma  City Chamber of  Commerce,
                          Baptist  Medical Center,  Oklahoma Chapter  of the Nature
                          Conservancy, Oklahoma  Medical  Research  Foundation  and
                          United  Way  Advisory  Board; Chairman  of  Oklahoma City
                          Public Schools  Foundation; and  Member of  The  Business
                          Roundtable and National Petroleum Council.

     John E. Merow*       PARTNER, SULLIVAN & CROMWELL, LAW FIRM, NEW YORK, NY. Mr.       221,835 NY
     1988 - NJ Fund       Merow  is a Director  or Trustee of  each of the Seligman      1,000 Cal-HY
     1986 - PA Fund       Group investment companies,`D'  Municipal Art Society  of        1,000 PA
   1983 - Tax-Ex Fund     New York, Commonwealth Aluminum Corporation, U.S. Council        1,000 NJ
  1984 - Tax-Ex Trust     for  International Business and U.S.-New Zealand Council;
          (66)            Member of the American Law  Institute and the Council  on
                          Foreign  Relations; Chairman  of the  American Australian
        [Photo]           Association; and Member of the Board of Governors of  the
                          Foreign Policy Association and New York Hospital.

                                                                                     SHARES OF THE FUNDS'
                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION             CAPITAL STOCK
     NOMINEE, YEAR         THE NOMINEES DESIGNATED BY ASTERISK (*) ARE 'INTERESTED       BENEFICIALLY
     FIRST BECAME A         PERSONS' OF EACH FUND (AS THAT TERM IS DEFINED IN THE     OWNED, DIRECTLY OR
 DIRECTOR OR TRUSTEE OF      INVESTMENT COMPANY ACT OF 1940, AS AMENDED) BECAUSE      INDIRECTLY, AS OF
  EACH FUND AND (AGE)                   OF THEIR STATED ASSOCIATIONS.                   JULY 26, 1996
- ------------------------  --------------------------------------------------------   -------------------

    Betsy S. Michel       ATTORNEY,  GLADSTONE, NJ.  Mrs. Michel  is a  Director or     3,221 National
     1988 - NJ Fund       Trustee  of  each  of   the  Seligman  Group   investment
     1986 - PA Fund       companies`D' and Chairman of the Board of Trustees of St.
 1984 - Tax-Ex Fund and   George's  School (Newport, RI);  and Trustee of Geraldine
      Tax-Ex Trust        R. Dodge Foundation (Morristown, NJ); formerly,  Director
          (54)            of   The  National  Association  of  Independent  Schools
                          (Washington, DC).
        [Photo]

   William C. Morris*     CHAIRMAN  AND  PRESIDENT  OF  J.  &  W.  SELIGMAN  &  CO.       142,012 NY
    1988 - All Funds      INCORPORATED,  NEW YORK,  NY. Mr. Morris  is Chairman and     1,037 National
          (58)            Chief Executive  Officer of  each of  the Seligman  Group
                          investment  companies;`D' Chairman  of Seligman Financial
        [Photo]           Services,  Inc.,  Seligman   Services,  Inc.  and   Carbo
                          Ceramics  Inc.; Member of  the Board of  Governors of the
                          Investment Company Institute; and Director of  Kerr-McGee
                          Corporation  and Seligman Data  Corp.; formerly, Chairman
                          of Seligman Securities, Inc. and  J. & W. Seligman  Trust
                          Company.

                                                                                     SHARES OF THE FUNDS'
                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION             CAPITAL STOCK
     NOMINEE, YEAR         THE NOMINEES DESIGNATED BY ASTERISK (*) ARE 'INTERESTED       BENEFICIALLY
     FIRST BECAME A         PERSONS' OF EACH FUND (AS THAT TERM IS DEFINED IN THE     OWNED, DIRECTLY OR
 DIRECTOR OR TRUSTEE OF      INVESTMENT COMPANY ACT OF 1940, AS AMENDED) BECAUSE      INDIRECTLY, AS OF
  EACH FUND AND (AGE)                   OF THEIR STATED ASSOCIATIONS.                   JULY 26, 1996
- ------------------------  --------------------------------------------------------   -------------------

    James C. Pitney       PARTNER,   PITNEY,  HARDIN,  KIPP   &  SZUCH,  LAW  FIRM,     8,102 National
     1988 - NJ Fund       MORRISTOWN, NJ. Mr.  Pitney is a  Director or Trustee  of
     1986 - PA Fund       each  of the  Seligman Group  investment companies`D' and
   1983 - Tax-Ex Fund     Public Service Enterprise Group.
  1984 - Tax-Ex Trust
          (69)
        [Photo]

    James Q. Riordan      DIRECTOR, VARIOUS CORPORATIONS,  STUART, FL. Mr.  Riordan     1,790 Florida
    1991 - All Funds      is  a Director or  Trustee of each  of the Seligman Group
          (69)            investment companies,`D' The Houston Exploration Company,
                          The Brooklyn Museum, The Brooklyn Union Gas Company,  The
        [Photo]           Committee for Economic Development, Dow Jones & Co., Inc.
                          and  Public Broadcasting Service; formerly Co-Chairman of
                          the Policy Council  of The Tax  Foundation; Director  and
                          President  of Bekaert Corporation; and Director of Tesoro
                          Petroleum Companies, Inc.

                                                                                     SHARES OF THE FUNDS'
                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION             CAPITAL STOCK
     NOMINEE, YEAR         THE NOMINEES DESIGNATED BY ASTERISK (*) ARE 'INTERESTED       BENEFICIALLY
     FIRST BECAME A         PERSONS' OF EACH FUND (AS THAT TERM IS DEFINED IN THE     OWNED, DIRECTLY OR
 DIRECTOR OR TRUSTEE OF      INVESTMENT COMPANY ACT OF 1940, AS AMENDED) BECAUSE      INDIRECTLY, AS OF
  EACH FUND AND (AGE)                   OF THEIR STATED ASSOCIATIONS.                   JULY 26, 1996
- ------------------------  --------------------------------------------------------   -------------------
  Ronald T. Schroeder*    DIRECTOR, MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,       223,061 NY
     1987 - NJ Fund       INSTITUTIONAL OF J. & W. SELIGMAN & CO. INCORPORATED, NEW
     1986 - PA Fund       YORK, NY. Mr. Schroeder is a Director or Trustee of  each
   1983 - Tax-Ex Fund     of   the  Seligman  Group   investment  companies`D'  and
  1984 - Tax-Ex Trust     Director of Seligman  Financial Services, Inc.,  Seligman
          (48)            Services,  Inc.  and  Seligman  Henderson  Co.; formerly,
                          President  of  each  of  the  Seligman  Group  investment
        [Photo]           companies   with  the   exception  of   Seligman  Quality
                          Municipal Fund, Inc. and Seligman Select Municipal  Fund,
                          Inc.  and  Director of  J. &  W. Seligman  Trust Company,
                          Seligman Data Corp. and Seligman Securities, Inc.

    Robert L. Shafer      DIRECTOR, VARIOUS CORPORATIONS, NEW YORK, NY. Mr.  Shafer         500 NY
     1988 - NJ Fund       is  a Director or  Trustee of each  of the Seligman Group
     1986 - PA Fund       investment  companies`D'   and   US   LIFE   Corporation;
   1983 - Tax-Ex Fund     formerly, Vice President of Pfizer, Inc.
  1984 - Tax-Ex Trust
          (64)
        [Photo]

                                                                                     SHARES OF THE FUNDS'
                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION             CAPITAL STOCK
     NOMINEE, YEAR         THE NOMINEES DESIGNATED BY ASTERISK (*) ARE 'INTERESTED       BENEFICIALLY
     FIRST BECAME A         PERSONS' OF EACH FUND (AS THAT TERM IS DEFINED IN THE     OWNED, DIRECTLY OR
 DIRECTOR OR TRUSTEE OF      INVESTMENT COMPANY ACT OF 1940, AS AMENDED) BECAUSE      INDIRECTLY, AS OF
  EACH FUND AND (AGE)                   OF THEIR STATED ASSOCIATIONS.                   JULY 26, 1996
- ------------------------  --------------------------------------------------------   -------------------

    James N. Whitson      EXECUTIVE  VICE  PRESIDENT, CHIEF  OPERATING  OFFICER AND     1,238 National
    1993 - All Funds      DIRECTOR, SAMMONS  ENTERPRISES,  INC.,  DALLAS,  TX.  Mr.
          (61)            Whitson  is a Director or Trustee of each of the Seligman
                          Group investment companies,`D'  Red Man  Pipe and  Supply
        [Photo]           Company and C-SPAN.

     Brian T. Zino*       DIRECTOR  AND MANAGING DIRECTOR,  J. & W.  SELIGMAN & CO.   22,132 New Jersey
    1993 - All Funds      INCORPORATED, NEW YORK, NY.  Mr. Zino is President  (with
          (43)            the  exception of  Seligman Quality  Municipal Fund, Inc.
                          and Seligman Select Municipal Fund, Inc.) and Director or
        [Photo]           Trustee  of  each  of   the  Seligman  Group   investment
                          companies;`D'  Chairman of Seligman  Data Corp.; Director
                          of  Seligman  Financial   Services,  Inc.  and   Seligman
                          Services,  Inc.;  and Senior  Vice President  of Seligman
                          Henderson Co.; formerly, Director  and Secretary of  Chuo
                          Trust  --  JWS Advisors,  Inc. and  Director  of J.  & W.
                          Seligman Trust Company and Seligman Securities, Inc.

`D' The Seligman Group of investment  companies consists of the Funds,  Seligman
    Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc. and Tri-Continental Corporation.

     Unless otherwise indicated, Directors and Trustees have sole voting and investment power with respect to the shares shown. As of July 15, 1996, all Directors or Trustees, as applicable, and officers of each Fund as a group owned beneficially less than 1% of each Fund's and Series' capital stock, with the exception of the New York Tax-Exempt Series, for which as a group all Directors beneficially own 5.41%.

     Each Fund's Board met six times during 1995. Among the standing committees of each Fund's Board are the Audit Committee and Director or Trustee Nominating Committee, as applicable. These Committees are solely comprised of Directors or Trustees who are not 'interested persons' of each Fund (as that term is defined in the Investment Company Act of 1940, as amended (the '1940 Act')). The duties of these Committees are described below.

     Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, it reviews, with the auditors and such other persons as it determines, (a) the scope of audit, (b) accounting and financial internal controls, (c) quality and adequacy of the accounting staff and (d) reports of the auditors. The Committee comments to the Board when warranted and at least annually. It is directly available to the auditors and officers of the Fund for consultation on audit, accounting and related financial matters. The Audit Committee of each Fund met twice in 1995. Members of each Fund's Audit Committee are Messrs. Whitson (Chairman) and McPherson, General Galvin and Mrs. Michel.

     Director or Trustee Nominating Committee. This Committee recommends to the Board persons to be nominated for election as Directors or Trustees, as applicable, by the shareholders of each Fund and selects and proposes nominees for election by the Board between shareholder meetings. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of each Fund. The Director or Trustee Nominating Committee of each Fund met twice in 1995. Members of each Fund's Director or Trustee Nominating Committee are Messrs. Pitney (Chairman), Riordan and Shafer and Dr. Ilchman.

     On July 15, 1996, no person was known to the management of any Fund to be the beneficial owner of more than 5% of the outstanding shares of any Fund's or Series' capital stock.

EXECUTIVE OFFICERS OF THE FUNDS

     Information with respect to executive officers of each of the Funds, other than Messrs. Morris and Zino, is as follows:

                                                                 POSITION WITH FUND AND
           NAME                 AGE                   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
- ----------------------------------------------------------------------------------------------------------------
Thomas G. Moles                 54      VICE  PRESIDENT AND  PORTFOLIO MANAGER  OF THE  FUNDS since  each Fund's inception. Mr. Moles is also President and Portfolio Manager of Seligman
                                        Quality Municipal Fund, Inc. and  Seligman Select Municipal Fund,  Inc.;
                                        Director  and  Managing  Director  of  the  Manager;  Director, Seligman
                                        Financial Services, Inc. and Seligman Services, Inc.; formerly, Director of Seligman Securities, Inc. and J. & W. Seligman Trust Company.
Lawrence P. Vogel               40      VICE PRESIDENT (FORMERLY,  TREASURER) OF THE  FUNDS since January  1992.
                                        Mr.  Vogel is also Vice President of the other Seligman Group investment companies; Senior  Vice  President,  Finance of  the  Manager,  Seligman
                                        Financial  Services, Inc. and Seligman Data Corp. (formerly, Treasurer);
                                        Vice President  of  Seligman  Services, Inc.;  and  Treasurer,  Seligman
                                        Henderson  Co.;  formerly, Senior  Vice  President, Finance  of Seligman
                                        Securities, Inc.  and Senior  Vice  President, J.  & W.  Seligman  Trust
                                        Company.
Frank J. Nasta                  31      SECRETARY  OF THE FUNDS since March 1994. Mr. Nasta is also Secretary of the Manager,  the other  Seligman Group  investment companies,  Seligman
                                        Data  Corp., Seligman Financial Services,  Inc., Seligman Services, Inc.
                                        and Seligman Henderson Co. and Senior Vice President, Law and Regulation
                                        of the Manager; formerly, Secretary, J. & W. Seligman Trust Company, and attorney at the law firm of Seward & Kissel.
Thomas G. Rose                  37      TREASURER OF THE FUNDS since November  1992. Mr. Rose is also  Treasurer of  the  other Seligman  Group  investment companies  and  Seligman Data
                                        Corp.; formerly, Treasurer, American Investors Advisors, Inc.

     All officers are elected annually by each Fund's Board and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, NY 10017.

REMUNERATION OF DIRECTORS OR TRUSTEES AND OFFICERS

     Directors or Trustees, as applicable, of each Fund who are not employees of the Manager or its affiliates receive from each Fund annual retainer fees. In addition, Directors or Trustees are paid up to $1,000 for each day on which they attend Board and/or Committee meetings, which is paid proportionately by the Seligman Group investment companies meeting on the same day. The Directors or Trustees are also reimbursed for the expenses of attending meetings.

     Directors' or Trustees' attendance, retainer and/or committee fees paid to each Director or Trustee for the year ended December 31, 1995 were as follows:

                                                                                                     PENSION OR
                                                  AGGREGATE        AGGREGATE        AGGREGATE        RETIREMENT         TOTAL
                                 AGGREGATE       COMPENSATION     COMPENSATION     COMPENSATION       BENEFITS       COMPENSATION
                                COMPENSATION         FROM             FROM             FROM          ACCRUED AS       FROM FUNDS
                                  FROM NEW       PENNSYLVANIA      TAX-EXEMPT       TAX-EXEMPT      PART OF FUND       AND FUND
NAME                            JERSEY FUND          FUND             FUND            TRUST           EXPENSES        COMPLEX**
- ----------------------------    ------------     ------------     ------------     ------------     ------------     ------------

John R. Galvin                   $ 1,515.88       $ 1,448.67       $ 3,520.16       $ 1,795.93         - 0 -          $41,252.75
Alice S. Ilchman                   2,497.12         2,388.88         5,725.28         2,948.20         - 0 -           68,000.00
Frank A. McPherson                 1,515.88         1,448.67         3,520.16         1,795.93         - 0 -           41,252.75
John E. Merow`D'                   2,425.70         2,317.46         5,653.84         2,876.76         - 0 -           66,000.00
Betsy S. Michel                    2,389.99         2,281.75         5,618.12         2,841.04         - 0 -           67,000.00
Douglas R. Nichols, Jr.*             909.82           868.79         2,133.68         1,080.83         - 0 -           24,747.25
James C. Pitney`D'                 2,497.12         2,388.88         5,725.28         2,948.20         - 0 -           68,000.00
James Q. Riordan                   2,497.12         2,388.88         5,725.28         2,948.20         - 0 -           70,000.00
Herman J. Schmidt*                   909.82           868.79         2,133.68         1,080.83         - 0 -           24,747.25
Robert L. Shafer                   2,497.12         2,388.88         5,725.28         2,948.20         - 0 -           70,000.00
James N. Whitson`D'                2,425.70         2,317.46         5,653.84         2,876.76         - 0 -           68,000.00

- ---------------------

 * Messrs. Nichols and Schmidt retired on May 18, 1995.

** There are 13 other investment companies in the Seligman Group.

 `D' Messrs.  Merow and Whitson have elected  to defer receiving their fees from the Funds. The total amounts of deferred compensation (including interest) payable to Messrs. Merow and Whitson as of December 31, 1995 were as follows: Mr. Merow: NJ Fund -- $16,536.58, PA Fund -- $19,406.32,
     Tax-Exempt  Fund  -- $73,539.58  and  Tax-Exempt Trust  --  $33,234.80; Mr.
     Whitson:  NJ  Fund   --  $6,718.06,  PA   Fund  --  $6,360.74,   Tax-Exempt
     Fund -- $18,184.81 and Tax-Exempt Trust -- $8,128.51. Mr. Pitney had deferred receiving his fee and has owing to him deferred compensation
     (including interest) as of December 31, 1995 as follows: NJ Fund -- $9,009.79, PA Fund -- $12,605.56, Tax-Exempt Fund -- $55,325.04 and
     Tax-Exempt Trust -- $25,749.89. Mr. Pitney no longer defers his current compensation.

     No compensation is paid by any Fund to Directors or Trustees, as applicable, or officers of any Fund who are employees of, or consultants to, the Manager.

     For the New Jersey Fund and the Tax-Exempt Fund, the affirmative vote of a plurality of the votes cast at the Meeting is required to approve the election of the proposed Directors. For the Pennsylvania Fund and the Tax-Exempt Trust, the affirmative vote of a majority of the votes cast at the Meeting is required to approve the election of the proposed Trustees.

THE BOARD OF DIRECTORS  OR TRUSTEES OF EACH  FUND UNANIMOUSLY RECOMMENDS  THAT
  THE  SHAREHOLDERS VOTE FOR THE ELECTION  OF EACH OF THE FOREGOING NOMINEES
               TO SERVE AS   DIRECTOR OR TRUSTEE OF EACH FUND.

                   B. RATIFICATION OF SELECTION OF AUDITORS.
                                  (Proposal 2)

     In accordance with the requirements of the 1940 Act, the Board of Directors or Trustees of each Fund is required to select independent public accountants as auditors of the Fund for each fiscal year. If a shareholders' meeting is held, the Board's selection is subject to ratification or rejection by shareholders.

     The Audit Committee of each Fund's Board of Directors or Trustees, as applicable, has recommended and each Fund's Board, including a majority of those members who are not 'interested persons' of each Fund (as defined in the 1940
Act), has selected Deloitte & Touche LLP as auditors of each Fund for fiscal 1996. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

     For each Fund, the affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

     THE BOARD OF DIRECTORS OR TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS
                         RATIFICATION OF THIS PROPOSAL.

       C. APPROVAL OF THE ELIMINATION OF A FUNDAMENTAL INVESTMENT POLICY
  IN ORDER TO PERMIT THE INVESTMENT OF ANY PORTION OF NET ASSETS IN SECURITIES
                SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
                                  (Proposal 3)

     Each of the New Jersey Fund, the Pennsylvania Fund and the individual Series of the Tax-Exempt Fund and Tax-Exempt Trust currently operates under an investment policy (the '80% Policy') that requires, under normal conditions, each Fund or Series to invest at least 80% of the value of its net assets in securities the interest on which is exempt from federal income taxes and, in the case of each Fund or Series other than the National Series, applicable state income taxes. The 80% Policy is a 'fundamental' policy of each Fund or Series, and cannot be eliminated or changed without a vote of the shareholders of such Fund or Series.

     Prior to the Tax Reform Act of 1986, securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions (such as counties, cities, boroughs, townships, school districts and authorities), agencies, and instrumentalities (collectively, 'Municipal Issuers') were generally tax exempt. The Tax Reform Act modified the tax status of certain municipal obligations to create, in effect, three categories of municipal obligations: 'public purpose' obligations that generate interest that is exempt from both regular federal income tax and the federal alternative minimum tax ('AMT'); qualified 'private activity' obligations (for example, industrial revenue bonds) that generate income that is tax exempt under regular federal income tax rules but must generally be included in computing AMT; and obligations that generate income that is fully taxable for both regular and AMT purposes ('taxable municipals'). For purposes of the 80% Policy, private activity obligations and taxable municipals do not count toward meeting the 80% minimum. Each Fund or Series has a corollary investment policy that no more than 20% of such Fund's or Series' assets will be invested in tax-exempt securities the interest on which is subject to the AMT.

     The Manager has recommended to the Board of Directors or Trustees, as applicable, of each Fund that each Fund and Series change its investment policies so as to permit the Fund or Series to invest any portion of its assets in securities of Municipal Issuers the interest on which is subject to the AMT. The Manager believes that this change would afford each Fund or Series the opportunity to obtain potentially higher yields available from securities subject to AMT and the opportunity for increased portfolio diversification by enlarging the class of tax-exempt securities in which each Fund or Series could invest. The change would also, however, potentially increase the percentage of income distributions from each Fund or Series to its shareholders that is subject to the AMT. Such an increase would potentially increase the amount of federal taxes payable by those shareholders of a Fund or Series who are liable to pay the AMT (and similar state taxes). Shareholders should consult their own tax advisors to determine whether they are liable to pay the AMT.

     If shareholders of a Fund or Series approve this Proposal, the Board of Directors or Trustees, as applicable, currently intends to adopt with respect to each such Fund or Series, in place of the 80% Policy, a new, non-fundamental policy under which the Fund or Series would normally invest at least 80% of its total assets in debt securities of Municipal Issuers the interest on which is exempt from regular federal income tax but may be subject to AMT. This new policy could be changed by the Board of Directors or Trustees of each Fund in the future, without a shareholder vote. In addition, if shareholders of a Fund or Series approve Proposal 3, the Board of Directors or Trustees, as applicable, will eliminate the nonfundamental investment policy of each Fund and Series requiring that no more than 20% of such Fund's or Series' assets will be invested in tax-exempt securities the interest on which is subject to the AMT.

     The Board of Directors or Trustees of each Fund recommend that the shareholders of each Fund or Series approve this Proposal with respect to such Fund or Series. Approval of this Proposal with respect to a Fund or Series will require the affirmative 'vote of a majority of the outstanding voting securities' of such Fund or Series which, as defined by the 1940 Act, means the vote of the lesser of (1) 67% or more of the voting shares of the Fund or Series represented at the Meeting, if more than 50% of the shares of the Fund or Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of such Fund or Series.

     Consistent with the proposed elimination of the fundamental investment policy set forth in this Proposal, the Board of Directors or Trustees of each Fund have considered and deem advisable an amendment to the Articles of Incorporation or Declaration of Trust, as applicable, of each Fund to change its name to eliminate the words 'Tax-Exempt' and substitute the word 'Municipal'. The Board of Directors of the Tax-Exempt Fund and Board of Trustees of the Tax-Exempt Trust also have considered and deem advisable a change in the name of each individual Series of such Funds to eliminate the words 'Tax-Exempt' and substitute the word 'Municipal'. If this Proposal is approved by the shareholders of each Fund or Series, the current name of the Funds and each Series would be inconsistent with the current position of the staff of the Securities and Exchange Commission. That position requires that if an investment company's name implies that it will generate income to shareholders substantially all of which is free from federal income tax, the investment company must have an investment policy requiring, under normal circumstances, that at least 80% of the net value of its total assets be invested in securities that pay interest that is not subject to the AMT.. The Directors or Trustees of each Fund also believe that the current names would be misleading in light of the change in each Fund's or Series' fundamental investment policy.

     The vote of shareholders is not required to effect these changes in name, and they will become effective for each Fund or Series immediately upon the adoption of this Proposal by the shareholders of such Fund or Series. The Board of Directors or Trustees of each Fund believes that the proposed names are consistent with the change in fundamental investment policy and would enable shareholders, prospective investors and other market participants more readily to identify each Fund and Series with its current investment policies.

                THE BOARD OF DIRECTORS OR TRUSTEES OF EACH FUND
                     RECOMMENDS APPROVAL OF THIS PROPOSAL.

                    D. OTHER MATTERS; SHAREHOLDER PROPOSALS.

     Management knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters.

     A shareholder proposal intended to be presented at any meeting hereafter called must be received by a Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice of meeting and form of proxy statement related to such meeting. Under the current By-Laws of each Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore likely that, in future years, shareholder meetings will not be held on an annual basis. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal law.

                                  E. EXPENSES.

     Each Fund will bear the cost of soliciting Proxies with respect to that Fund. In addition to the use of the mails, Proxies may be solicited personally or by telephone or telegraph by Directors, Trustees, officers and employees of the Funds, the Manager, Seligman Financial Services, Inc., Seligman Services, Inc. and Seligman Data Corp. and the Funds may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their principals. The Funds have engaged Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022-4799, to assist in soliciting Proxies for a fee of approximately $1,000 for the New Jersey Fund, $1,000 for the Pennsylvania Fund, $20,000 for the Tax-Exempt Fund and $3,000 for the Tax-Exempt Trust, plus expenses.

                                    By order of the Boards of Directors and
                                    Trustees,
                                    Frank J. Nasta

                                                                 Secretary
                             ---------------------

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                    ---------------------------------------

                                                 Notice of Joint Special
                                                 Meeting of Shareholders
                                                   and Proxy Statement

                                                   SELIGMAN NEW JERSEY
                                                  TAX-EXEMPT FUND, INC.

                                                 SELIGMAN PENNSYLVANIA
                                                 TAX-EXEMPT FUND SERIES
                                                   SELIGMAN TAX-EXEMPT
                                                    FUND SERIES, INC.

                                                   SELIGMAN TAX-EXEMPT
                                                      SERIES TRUST

                                          Time:
                                                    September 30, 1996
                                                    9:00 A.M.

                                          Place:
                                                    Offices of the Funds
                                                    100 Park Avenue
                                                    New York, NY 10017


                                  Please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed return envelope which requires no post-age if mailed in the United States.

                                   [Logo]

      Managed by
       [Logo]

 J. & W. SELIGMAN & CO.
      INCORPORATED
    ESTABLISHED 1864
 100 Park Avenue, New York, NY 10017


                               STATEMENT OF DIFFERENCES
The dagger symbol shall be expressed as ..................'D'

                             APPENDIX A
PROXY

                   SELIGMAN NATIONAL TAX-EXEMPT SERIES
                              a series of
                  SELIGMAN TAX-EXEMPT FUND SERIES, INC.
                   100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN NATIONAL TAX-EXEMPT SERIES, a series of SELIGMAN TAX-EXEMPT FUND SERIES, INC. (the "Fund") to be held September 30, 1996 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated below and on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.

- -------------------------------------------------------------------------------
The Board of Directors recommends you vote FOR each of the Nominees and FOR all Proposals
- -------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS     [ ] FOR all nominees     [ ] WITHHOLDING AUTHORITY
                                 (except as written       TO VOTE for all
                                 on line below)           nominees listed below.

   NOMINEES: Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James
C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino.

_______________________________________________________________________
Your vote is important. Please complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Approval of the elimination of the Fund's fundamental investment policy in order to permit the investment of any portion of net assets in securities subject to the federal alternative minimum tax.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


            DATED _____________________________________________________, 1996

            _________________________________________________________________
            Signature
            _________________________________________________________________
            Signature (if jointly held)

            Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.


            This Proxy is solicited on behalf of the Board of Directors

                              APPENDIX B
PROXY

                   SELIGMAN COLORADO TAX-EXEMPT SERIES
                              a series of
                  SELIGMAN TAX-EXEMPT FUND SERIES, INC.
                   100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN COLORADO TAX-EXEMPT SERIES, a series of SELIGMAN TAX-EXEMPT FUND SERIES, INC. (the "Fund") to be held September 30, 1996 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated below and on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.

- -------------------------------------------------------------------------------
The Board of Directors recommends you vote FOR each of the Nominees and FOR all Proposals
- -------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS     [ ] FOR all nominees     [ ] WITHHOLDING AUTHORITY
                                 (except as written       TO VOTE for all
                                 on line below)           nominees listed below.

   NOMINEES: Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James
C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino.

_______________________________________________________________________
Your vote is important. Please complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Approval of the elimination of the Fund's fundamental investment policy in order to permit the investment of any portion of net assets in securities subject to the federal alternative minimum tax.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

            DATED _____________________________________________________, 1996

            _________________________________________________________________
            Signature
            _________________________________________________________________
            Signature (if jointly held)

            Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.


            This Proxy is solicited on behalf of the Board of Directors

                               APPENDIX C
PROXY

                   SELIGMAN GEORGIA TAX-EXEMPT SERIES
                              a series of
                  SELIGMAN TAX-EXEMPT FUND SERIES, INC.
                   100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN GEORGIA TAX-EXEMPT SERIES, a series of SELIGMAN TAX-EXEMPT FUND SERIES, INC. (the "Fund") to be held September 30, 1996 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated below and on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.

- -------------------------------------------------------------------------------
The Board of Directors recommends you vote FOR each of the Nominees and FOR all Proposals
- -------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS     [ ] FOR all nominees     [ ] WITHHOLDING AUTHORITY
                                 (except as written       TO VOTE for all
                                 on line below)           nominees listed below.

   NOMINEES: Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James
C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino.

_______________________________________________________________________
Your vote is important. Please complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Approval of the elimination of the Fund's fundamental investment policy in order to permit the investment of any portion of net assets in securities subject to the federal alternative minimum tax.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


            DATED _____________________________________________________, 1996

            _________________________________________________________________
            Signature
            _________________________________________________________________
            Signature (if jointly held)

            Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.


            This Proxy is solicited on behalf of the Board of Directors

                            APPENDIX D
PROXY

                  SELIGMAN LOUISIANA TAX-EXEMPT SERIES
                              a series of
                  SELIGMAN TAX-EXEMPT FUND SERIES, INC.
                   100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN LOUISANA TAX-EXEMPT SERIES, a series of SELIGMAN TAX-EXEMPT FUND SERIES, INC. (the "Fund") to be held September 30, 1996 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated below and on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.

- -------------------------------------------------------------------------------
The Board of Directors recommends you vote FOR each of the Nominees and FOR all Proposals
- -------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS     [ ] FOR all nominees     [ ] WITHHOLDING AUTHORITY
                                 (except as written       TO VOTE for all
                                 on line below)           nominees listed below.

   NOMINEES: Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James
C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino.

_______________________________________________________________________
Your vote is important. Please complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Approval of the elimination of the Fund's fundamental investment policy in order to permit the investment of any portion of net assets in securities subject to the federal alternative minimum tax.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


            DATED _____________________________________________________, 1996

            _________________________________________________________________
            Signature
            _________________________________________________________________
            Signature (if jointly held)

            Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.


            This Proxy is solicited on behalf of the Board of Directors

                                APPENDIX E
PROXY
                   SELIGMAN MARYLAND TAX-EXEMPT SERIES
                              a series of
                  SELIGMAN TAX-EXEMPT FUND SERIES, INC.
                   100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN SOUTH CAROLINA TAX-EXEMPT SERIES, a series of SELIGMAN TAX-EXEMPT FUND SERIES, INC. (the "Fund") to be held September 30, 1996 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated below and on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.

- -------------------------------------------------------------------------------
The Board of Directors recommends you vote FOR each of the Nominees and FOR all Proposals
- -------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS     [ ] FOR all nominees     [ ] WITHHOLDING AUTHORITY
                                 (except as written       TO VOTE for all
                                 on line below)           nominees listed below.

   NOMINEES: Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James
C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino.

_______________________________________________________________________
Your vote is important. Please complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Approval of the elimination of the Fund's fundamental investment policy in order to permit the investment of any portion of net assets in securities subject to the federal alternative minimum tax.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


            DATED _____________________________________________________, 1996

            _________________________________________________________________
            Signature
            _________________________________________________________________
            Signature (if jointly held)

            Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.


            This Proxy is solicited on behalf of the Board of Directors

                             APPENDIX F
PROXY

                SELIGMAN MASSACHUSETTS TAX-EXEMPT SERIES
                              a series of
                  SELIGMAN TAX-EXEMPT FUND SERIES, INC.
                   100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN MASSACHUSETTS TAX-EXEMPT SERIES, a series of SELIGMAN TAX-EXEMPT FUND SERIES, INC. (the "Fund") to be held September 30, 1996 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated below and on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.

- -------------------------------------------------------------------------------
The Board of Directors recommends you vote FOR each of the Nominees and FOR all Proposals
- -------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS     [ ] FOR all nominees     [ ] WITHHOLDING AUTHORITY
                                 (except as written       TO VOTE for all
                                 on line below)           nominees listed below.

   NOMINEES: Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James
C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino.

_______________________________________________________________________
Your vote is important. Please complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Approval of the elimination of the Fund's fundamental investment policy in order to permit the investment of any portion of net assets in securities subject to the federal alternative minimum tax.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


            DATED _____________________________________________________, 1996

            _________________________________________________________________
            Signature
            _________________________________________________________________
            Signature (if jointly held)

            Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.


            This Proxy is solicited on behalf of the Board of Directors

                             APPENDIX G
PROXY

                   SELIGMAN MICHIGAN TAX-EXEMPT SERIES
                              a series of
                  SELIGMAN TAX-EXEMPT FUND SERIES, INC.
                   100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN MICHIGAN TAX-EXEMPT SERIES, a series of SELIGMAN TAX-EXEMPT FUND SERIES, INC. (the "Fund") to be held September 30, 1996 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated below and on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.

- -------------------------------------------------------------------------------
The Board of Directors recommends you vote FOR each of the Nominees and FOR all Proposals
- -------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS     [ ] FOR all nominees     [ ] WITHHOLDING AUTHORITY
                                 (except as written       TO VOTE for all
                                 on line below)           nominees listed below.

   NOMINEES: Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James
C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino.

_______________________________________________________________________
Your vote is important. Please complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Approval of the elimination of the Fund's fundamental investment policy in order to permit the investment of any portion of net assets in securities subject to the federal alternative minimum tax.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


            DATED _____________________________________________________, 1996

            _________________________________________________________________
            Signature
            _________________________________________________________________
            Signature (if jointly held)

            Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.


            This Proxy is solicited on behalf of the Board of Directors

                            APPENDIX H
PROXY

                  SELIGMAN MINNESOTA TAX-EXEMPT SERIES
                              a series of
                  SELIGMAN TAX-EXEMPT FUND SERIES, INC.
                   100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN MINNESOTA TAX-EXEMPT SERIES, a series of SELIGMAN TAX-EXEMPT FUND SERIES, INC. (the "Fund") to be held September 30, 1996 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated below and on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.

- -------------------------------------------------------------------------------
The Board of Directors recommends you vote FOR each of the Nominees and FOR all Proposals
- -------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS     [ ] FOR all nominees     [ ] WITHHOLDING AUTHORITY
                                 (except as written       TO VOTE for all
                                 on line below)           nominees listed below.

   NOMINEES: Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James
C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino.

_______________________________________________________________________
Your vote is important. Please complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Approval of the elimination of the Fund's fundamental investment policy in order to permit the investment of any portion of net assets in securities subject to the federal alternative minimum tax.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


            DATED _____________________________________________________, 1996

            _________________________________________________________________
            Signature
            _________________________________________________________________
            Signature (if jointly held)

            Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.


            This Proxy is solicited on behalf of the Board of Directors

                             APPENDIX I
PROXY

                   SELIGMAN MISSOURI TAX-EXEMPT SERIES
                              a series of
                  SELIGMAN TAX-EXEMPT FUND SERIES, INC.
                   100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN MISSOURI TAX-EXEMPT SERIES, a series of SELIGMAN TAX-EXEMPT FUND SERIES, INC. (the "Fund") to be held September 30, 1996 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated below and on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.

- -------------------------------------------------------------------------------
The Board of Directors recommends you vote FOR each of the Nominees and FOR all Proposals
- -------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS     [ ] FOR all nominees     [ ] WITHHOLDING AUTHORITY
                                 (except as written       TO VOTE for all
                                 on line below)           nominees listed below.

   NOMINEES: Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James
C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino.

_______________________________________________________________________
Your vote is important. Please complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Approval of the elimination of the Fund's fundamental investment policy in order to permit the investment of any portion of net assets in securities subject to the federal alternative minimum tax.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


            DATED _____________________________________________________, 1996

            _________________________________________________________________
            Signature
            _________________________________________________________________
            Signature (if jointly held)

            Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.


            This Proxy is solicited on behalf of the Board of Directors

                                APPENDIX J
PROXY
                  SELIGMAN NEW YORK TAX-EXEMPT SERIES
                               a series of
                  SELIGMAN TAX-EXEMPT FUND SERIES, INC.
                   100 Park Avenue, New York, NY 10017
The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN NEW YORK TAX-EXEMPT SERIES, a series of SELIGMAN TAX-EXEMPT FUND SERIES, INC. (the "Fund") to be held September 30, 1996 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated below and on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.
 ---------------------------------------------------------------------------
The Board of Directors recommends you vote FOR each of the Nominees and FOR all Proposals
- -------------------------------------------------------------------------------
1. ELECTION OF DIRECTORS     [ ] FOR all nominees     [ ] WITHHOLDING AUTHORITY
                                 (except as written       TO VOTE for all
                                  on line below)          nominees listed below.
   NOMINEES: Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James
C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino.
_______________________________________________________________________
Your vote is important. Please complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Approval of the elimination of the Fund's fundamental investment policy in order to permit the investment of any portion of net assets in securities subject to the federal alternative minimum tax.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

            DATED _____________________________________________________, 1996

            _________________________________________________________________
            Signature
            _________________________________________________________________
            Signature (if jointly held)

            Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

            This Proxy is solicited on behalf of the Board of Directors

                                 APPENDIX K

PROXY
                      SELIGMAN OHIO TAX-EXEMPT SERIES
                                a series of
                   SELIGMAN TAX-EXEMPT FUND SERIES, INC.
                    100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN OHIO TAX-EXEMPT SERIES, a series of SELIGMAN TAX-EXEMPT FUND
SERIES, INC. (the "Fund") to be held September 30, 1996 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated below and on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.
- ------------------------------------------------------------------------------
The Board of Directors recommends you vote FOR each of the Nominees and FOR all Proposals
- -------------------------------------------------------------------------------
1. ELECTION OF DIRECTORS     [ ] FOR all nominees     [ ] WITHHOLDING AUTHORITY
                                 (except as written       TO VOTE for all
                                  on line below)          nominees listed below.
   NOMINEES: Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James
C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino.
_______________________________________________________________________
Your vote is important. Please complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Approval of the elimination of the Fund's fundamental investment policy in order to permit the investment of any portion of net assets in securities subject to the federal alternative minimum tax.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

            DATED _____________________________________________________, 1996

            _________________________________________________________________
            Signature
            _________________________________________________________________
            Signature (if jointly held)

            Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

            This Proxy is solicited on behalf of the Board of Directors

                               APPENDIX L
PROXY

                   SELIGMAN OREGON TAX-EXEMPT SERIES
                              a series of
                  SELIGMAN TAX-EXEMPT FUND SERIES, INC.
                   100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN OREGON TAX-EXEMPT SERIES, a series of SELIGMAN TAX-EXEMPT FUND SERIES, INC. (the "Fund") to be held September 30, 1996 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated below and on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.
- -------------------------------------------------------------------------------
The Board of Directors recommends you vote FOR each of the Nominees and FOR all Proposals
- -------------------------------------------------------------------------------
1. ELECTION OF DIRECTORS     [ ] FOR all nominees     [ ] WITHHOLDING AUTHORITY
                                 (except as written       TO VOTE for all
                                  on line below)          nominees listed below.
   NOMINEES: Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James
C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino.

_______________________________________________________________________
Your vote is important. Please complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Approval of the elimination of the Fund's fundamental investment policy in order to permit the investment of any portion of net assets in securities subject to the federal alternative minimum tax.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


            DATED _____________________________________________________, 1996

            _________________________________________________________________
            Signature
            _________________________________________________________________
            Signature (if jointly held)

            Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

            This Proxy is solicited on behalf of the Board of Directors

                               APPENDIX M
PROXY

               SELIGMAN SOUTH CAROLINA TAX-EXEMPT SERIES
                              a series of
                  SELIGMAN TAX-EXEMPT FUND SERIES, INC.
                   100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN SOUTH CAROLINA TAX-EXEMPT SERIES, a series of SELIGMAN TAX-EXEMPT FUND SERIES, INC. (the "Fund") to be held September 30, 1996 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated below and on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals.
- -------------------------------------------------------------------------------
The Board of Directors recommends you vote FOR each of the Nominees and FOR all Proposals
- -------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS     [ ] FOR all nominees     [ ] WITHHOLDING AUTHORITY
                                 (except as written       TO VOTE for all
                                  on line below)          nominees listed below.
   NOMINEES: Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James
C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino.
_______________________________________________________________________
Your vote is important. Please complete, sign on the reverse side and return this card as soon as possible. Mark each vote with an X in the box.

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2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Approval of the elimination of the Fund's fundamental investment policy in order to permit the investment of any portion of net assets in securities subject to the federal alternative minimum tax.

   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


            DATED _____________________________________________________, 1996

            _________________________________________________________________
            Signature
            _________________________________________________________________
            Signature (if jointly held)

            Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

            This Proxy is solicited on behalf of the Board of Directors

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